Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 7/15/03


Blended Coupon 5.9203%


Excess Protection Level
3 Month Average   5.56%
June, 2000   5.15%
May, 2000   5.92%
April, 2000   5.61%


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 9.04%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$6,607,972,797.02